                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                              FORM 8-K


                           Current Report
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 6, 2001


                        Mark Solutions, Inc.
                       --------------------
        (Exact name of registrant as specified in its charter)

                             Delaware
                             --------
           (State or Other Jurisdiction of Incorporation)

        0-17118                                 11-2864481
 (Commission File Number)            (I.R.S. Employer Identification No.)

              Parkway Technical Center, Bloomfield, NJ 07003
              ----------------------------------------------
           (Address and zip code of principal executive offices)

                              973-893-0500
                              ------------
                      (Registrant's telephone Number)

ITEM 2. Acquisition or Disposition of Assets

On April 6, 2001, the Company closed a transaction involving sale of assets by its majority owned subsidiary Mark Technical, Inc. ("Mark Technical"), formerly known as MarkCare Medical Systems, Inc. ("MarkCare") to MMSI Acquisition Corp. ("MMSI"), a newly established wholly owned subsidiary of MediSolution Ltd. ("MediSolution"), a Canadian based company engaged in offering information systems to the health care industry.

Pursuant to the terms of an Asset and Stock Purchase Agreement, MMSI purchased substantially all of the assets of Mark Technical and assumed certain specific liabilities. The sale also included all of the issued and outstanding common stock of Mark Technical's wholly owned United Kingdom subsidiary, MarkCare Medical Systems Ltd. Under the terms of the Agreement, MarkCare Medical Systems Korea is to be liquidated.

The total purchase price negotiated by the parties was One Million Six Hundred Eighty-two Thousand Six Hundred Thirty-three Dollars ($1,682,633), subject to certain closing adjustments. Prior to the closing, Mark Technical had received from MMSI a $500,000 advance. At closing, Mark Technical received $476,210 after adjustments. A balance of $500,000 is due within ninety (90) days of closing as evidenced by a promissory note guaranteed by MediSolution. Additionally, MarkCare received 200,000 warrants to purchase the Common Stock of MediSolution at an exercise price of $2.40 (CDN) a share. MediSolution's Common Stock is traded on the Toronto Exchange. As additional compensation, MarkCare is to receive ten percent (10%) of all license revenues received by MMSI from certain projects for a period of one year from closing.

Under the terms of the agreement MMSI purchased the name "MarkCare Medical Systems" and as a result MarkCare Medical Systems changed its name to Mark Technical, Inc. simultaneously with the closing. As a result of the sale, Mark Technical will no longer be operating in the medical imaging industry.

The Company's Board of Directors in evaluating the sale of the assets took into consideration the past operating results of Mark Technical and its future potential and concluded that it was in the Company'sbest interest to divest its medical imaging business. Accordingly, the Board of Directors unanimously approved the sale of Mark Technical's assets to MMSI.

ITEM 7. Financial Statements and Exhibits

(a)Financial Statements -- Not Applicable

(b)Pro Forma Financial Information -- Attached Hereto

(c)Exhibits:
   10q)Asset and Stock Purchase Agreement

                                                         2

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                              SIGNATURES


Pursuantto the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Mark Solutions, Inc.
                                     --------------------------
                                     (Registrant)

                                  By: s/ Carl Coppola
                                      -------------------------
                                      Carl Coppola, President


DATED: April 20, 2001

                      Mark Solutions, Inc. and Subsidiaries
                     Pro Forma Combined Financial Statements


The following unaudited pro forma combined financial statements give effect to the sale of Mark's medical imaging segment as set forth in the notes to these pro forma financial statements. These unaudited financial statements should be read in conjunction with Mark's consolidated financial statements and notes thereto. These pro forma financial statements are not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor are they indicative of Mark's future results.

                      Mark Solutions, Inc. and Subsidiaries
              Pro Forma Combined Balance Sheet as of June 30, 2000
                                 (in thousands)

                                                                     Historical                         Pro Forma
                                                           -------------------------------   -------------------------------
                                                               Mark and      Disposition     Adjustments for
                                                            Subsidiaries        (1)          Disposition (2)     Combined
                                                           --------------   --------------   --------------   --------------

Current Assets:
 Cash and cash equivalents ..........................      $        1,536   $         (398)  $          976   $        2,114
 Marketable securities ..............................                 406                                                406
 Note receivable ....................................                 225                               500              725
 Accounts receivable ................................               1,868             (221)                            1,647
 Inventories ........................................                  60                                                 60
 Deferred tax asset .................................                 572              (66)                              506
 Prepaid expenses and other current assets ..........                  84              (63)            --                 21
                                                           --------------   --------------   --------------   --------------
   Total Current Assets .............................               4,751             (748)           1,476            5,479
                                                           --------------   --------------   --------------   --------------

Property and equipment, net .........................               1,254             (465)            --                789
                                                           --------------   --------------   --------------   --------------

Other Assets:
 Cost in excess of net assets, net of amortization ..                 193                              (193)            --
 Other assets .......................................                 131              (41)            --                 90
                                                           --------------   --------------   --------------   --------------
  Total Other Assets ................................                 324              (41)            (193)              90
                                                           --------------   --------------   --------------   --------------

Total Assets ........................................      $        6,329   $       (1,254)  $        1,283   $        6,358
                                                           ==============   ==============   ==============   ==============

                      Mark Solutions, Inc. and Subsidiaries
              Pro Forma Combined Balance Sheet as of June 30, 2000
                                 (in thousands)

                                                                     Historical                         Pro Forma
                                                           -------------------------------   -------------------------------
                                                               Mark and      Disposition     Adjustments for
                                                            Subsidiaries        (1)          Disposition (2)     Combined
                                                           --------------   --------------   --------------   --------------

Current Liabilities:
Accounts payable ....................................      $        2,061   $         (296)                   $        1,765
Short term borrowings ...............................                 250                                                250
Current maturities of long-term debt ................                 402                                                402
Current portion of obligations under capital leases .                 125              (32)                               93
Notes payable to officers/stockholders ..............                 100                                                100
Deferred revenues ...................................                 159             (159)                              --
Accrued liabilities .................................                 282              (67)            --                215
                                                           --------------   --------------   --------------   --------------
   Total Current Liabilities ........................               3,379             (554)            --              2,825
                                                           --------------   --------------   --------------   --------------

Other Liabilities:
Long-term portion of obligations under capital leases                  94              (20)                               74
Convertible notes ...................................               2,000             --               --              2,000
                                                           --------------   --------------   --------------   --------------
   Total Other Liabilities ..........................               2,094              (20)            --              2,074
                                                           --------------   --------------   --------------   --------------

Commitments and Contingencies

Stockholders' Equity:
Common stock ........................................                  71                                                 71
Preferred stock .....................................                  20                                                 20
Additional paid-in capital ..........................              36,671                                             36,671
Deficit .............................................             (36,305)            (230)          1,283)          (35,252)
Accumulated other comprehensive income ..............                 450             (450)                              --
Treasury stock ......................................                 (51)            --               --                (51)
                                                           --------------   --------------   --------------   --------------
   Total Stockholders' Equity .......................                 856             (680)           1,283            1,459
                                                           --------------   --------------   --------------   --------------

Total Liabilities and Stockholders' Equity ..........      $        6,329   $       (1,254)  $        1,283   $        6,358
                                                           ==============   ==============   ==============   ==============

               Mark Solutions, Inc. and Subsidiaries
            Pro Forma Combined Statement of Operations
                 For the Year Ending June 30, 2000
                          (in thousands)

                                                                   Historical                               Pro Forma
                                                       ----------------------------------      ----------------------------------
                                                          Mark and          Disposition        Adjustments for
                                                        Subsidiaries            (1)            Disposition (3)        Combined
                                                       --------------      --------------      --------------      --------------

Revenues                                               $       13,724      $       (2,054)     $         --        $       11,670
                                                       --------------      --------------      --------------      --------------

Costs and Expenses:
     Cost of sales                                             11,698              (1,970)                                  9,728
     General, and administrative expenses                       4,201              (1,818)               (210)              2,173
     Marketing costs                                            1,454                (785)                                    669
     Software costs                                               778                (778)               --                  --
                                                       --------------      --------------      --------------      --------------

       Total Costs and Expenses                                18,131              (5,351)               (210)             12,570
                                                       --------------      --------------      --------------      --------------

Operating Loss                                                 (4,407)             (3,297)                210                (900)
                                                       --------------      --------------      --------------      --------------

Other Income (Expenses):
     Interest income                                               89                  (2)                                     87
     Interest expense                                            (370)                 30                                    (340)
     Other                                                        127                 (14)                154                 267
                                                       --------------      --------------      --------------      --------------
       Total Other Income (Expense)                              (154)                 14                 154                  14
                                                       --------------      --------------      --------------      --------------

Loss from before Income Tax Benefit                            (4,561)             (3,283)                364                (886)

Income Tax Benefit                                                173                 (66)               --                   107
                                                       --------------      --------------      --------------      --------------

Net Loss                                               $       (4,388)     $       (3,349)     $          364      $         (779)
                                                       ==============      ==============      ==============      ==============

Basic Income (Loss) per Share                          $        (0.72)     $        (0.55)     $         0.06      $        (0.13)
                                                       ==============      ==============      ==============      ==============

Weighted Average Number of
     Basic Shares Outstanding                               6,112,534           6,112,534           6,112,534           6,112,534
                                                       ==============      ==============      ==============      ==============

                      Mark Solutions, Inc. and Subsidiaries
            Pro Forma Combined Balance Sheet as of December 31, 2000
                                 (in thousands)

                                                                     Historical                               Pro Forma
                                                         ----------------------------------      ----------------------------------
                                                            Mark and           Disposition       Adjustments for
                                                          Subsidiaries             (1)           Disposition (2)         Combined
                                                         --------------      --------------      --------------      --------------
Current Assets:
 Cash and cash equivalents                               $          343      $          (38)     $          976      $        1,281
 Note receivable                                                    214                                     500                 714
 Accounts receivable                                              2,642                (972)                                  1,670
 Inventories                                                         60                                                          60
 Deferred tax asset                                                 438                                                         438
 Prepaid expenses and other current assets                           92                 (53)               --                    39
                                                         --------------      --------------      --------------      --------------
   Total Current Assets                                           3,789              (1,063)              1,476               4,202
                                                         --------------      --------------      --------------      --------------

Property and equipment, net                                       1,113                (470)               --                   643
                                                         --------------      --------------      --------------      --------------

Other Assets:
 Cost in excess of net assets, net of amortization                   87                                     (87)               --
 Other assets                                                       151                 (61)               --                    90
                                                         --------------      --------------      --------------      --------------
  Total Other Assets                                                238                 (61)                (87)                 90
                                                         --------------      --------------      --------------      --------------

Total Assets                                             $        5,140      $       (1,594)     $        1,389      $        4,935
                                                         ==============      ==============      ==============      ==============

                      Mark Solutions, Inc. and Subsidiaries
            Pro Forma Combined Balance Sheet as of December 31, 2000
                                 (in thousands)

                                                                     Historical                               Pro Forma
                                                         ----------------------------------      ----------------------------------
                                                            Mark and           Disposition       Adjustments for
                                                          Subsidiaries             (1)           Disposition (2)         Combined
                                                         --------------      --------------      --------------      --------------
Current Liabilities:
Accounts payable                                         $        2,552      $         (713)                         $        1,839
Short term borrowings                                               219                                                         219
Current portion of obligations under capital leases                 185                 (26)                                    159
Notes payable to officers/stockholders                              155                                                         155
Deferred revenues                                                   263                (263)                                   --
Accrued liabilities                                                 490                (279)               --                   211
                                                         --------------      --------------      --------------      --------------
   Total Current Liabilities                                      3,864              (1,281)               --                 2,583
                                                         --------------      --------------      --------------      --------------

Other Liabilities:
Long-term portion of obligations under capital leases                90                 (20)                                     70
Convertible notes                                                 2,000                --                  --                 2,000
                                                         --------------      --------------      --------------      --------------
   Total Other Liabilities                                        2,090                 (20)               --                 2,070
                                                         --------------      --------------      --------------      --------------

Commitments and Contingencies

Stockholders' Equity:
Common stock                                                         76                                                          76
Additional paid-in capital                                       36,630                                                      36,630
Deficit                                                         (38,057)                295               1,389             (36,373)
Accumulated other comprehensive income                              588                (588)                                   --
Treasury stock, at cost                                             (51)               --                  --                   (51)
                                                         --------------      --------------      --------------      --------------
   Total Stockholders' Equity                                      (814)               (293)              1,389                 282
                                                         --------------      --------------      --------------      --------------

Total Liabilities and Stockholders' Equity               $        5,140      $       (1,594)     $        1,389      $        4,935
                                                         ==============      ==============      ==============      ==============

                      Mark Solutions, Inc. and Subsidiaries
                Notes to Pro Forma Combined Financial Statements



(1) The unaudited combined pro forma balance sheet as of June 30, 2000 and December 31, 2000 gives effect to the sale of Mark's medical imaging segment on April 6, 2001 as though the transaction was consummated at the end of the respective periods presented. The unaudited combined statement of operations for the year ended June 30, 2000 and for the six months ended December 31, 2000, gives effect to the transaction as though the transaction was consummated at the beginning of the respective periods presented.

(2) The pro forma balance sheet adjustments reflect the (a) sales proceeds received, (b) receipt of promissory note and (c) adjustment of costs in excess of net assets of business acquired.

(3) The pro forma statement of operations adjustment reflects Mark's estimated earn out from sales of licensed software revenue during the periods presented and elimination of amortization of costs in excess of net assets of business acquired.

                               EXHIBITS

10q)     Asset and Stock Purchase Agreement

                                                         4